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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT

                          PURSUANT TO SECTION 13 OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported): January 11, 2000



                              CARVER BANCORP, INC.
             (Exact name of registrant as specified in its charter)


    DELAWARE                      0-21487                       13-3904174
(State or other                 (Commission                   (IRS Employer
jurisdiction of                 File Number)                 Identification No.)
incorporation)


                              75 WEST 125TH STREET
                          NEW YORK, NEW YORK 10027-4512
                                 (212) 876-4747
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (212) 876-4747


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEMS 1-4, 6, 8 AND 9.     NOT APPLICABLE.

ITEM 5.                    OTHER EVENTS.

         On January 11, 2000, Carver Bancorp, Inc. ("Carver"), the holding company for Carver Federal Savings Bank (the "Bank"), a federally chartered stock savings bank, sold, pursuant to a Securities Purchase Agreement, dated January 11, 2000, in a private placement 40,000 shares of Series A Convertible Preferred Stock (the "Series A Preferred Stock") to Morgan Stanley & Co. Incorporated ("MSDW") and 60,000 Shares of Series B Convertible Preferred Stock (the "Series B Preferred Stock") to Provender Opportunities Fund L.P. ("Provender"). In addition, Carver entered into a Registration Rights Agreement, dated January 11, 2000 with MSDW and Provender. The gross proceeds from the private placement were $2.5 million.

         The Series A Preferred Stock and Series B Preferred Stock (collectively the "Preferred Stock") accrue annual dividends at $1.97 per share. Dividends are payable semi-annually commencing on June 15 and December 15 of each year. Each share of Preferred Stock is convertible at the option of the holder, at any time, into 2.083 shares of Carver's Common Stock, subject to certain antidilution adjustments. Carver may redeem the Preferred Stock beginning January 15, 2004. In the event of any liquidation, dissolution or winding up of Carver, whether voluntary or involuntary, the holders of the shares of Preferred Stock shall be entitled to receive $25 per share of Preferred Stock plus all dividends accrued and unpaid thereon. Each share of Preferred Stock is entitled to one vote for each share of Common Stock into which the Preferred Stock can be converted.

         Carver's press release, dated January 12, 2000, is attached hereto as
Exhibit 99, and is incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.



          EXHIBIT NO.                           DESCRIPTION
          -----------                           -----------

             4.1 Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock

             4.2 Certificate of Designations, Preferences and Rights of Series B Convertible Preferred Stock

             99 Press Release, dated January 12, 2000, announcing the sale of Preferred Stock securities



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CARVER BANCORP, INC.


                                      By:  /s/ Deborah C. Wright
                                           ----------------------------
                                           Deborah C. Wright
                                           President and Chief Executive Officer


Date:    January 14, 2000